UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2015

ORBCOMM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of Principal Executive Offices) (Zip Code)

(703) 433-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events

On August 19, 2015, ORBCOMM Inc. (“ORBCOMM” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (the “Underwriter”) and CalPERS Corporate Partners, LLC (the “Selling Stockholder”) in connection with the Selling Stockholder’s sale of 3,910,433 shares of common stock, par value $0.001 per share, of the Company (the “Selling Stockholder Shares”), representing all of the shares owned by the Selling Stockholder, in an underwritten registered public offering pursuant to the registration statement on Form S-3 (File No. 333-203186) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission and the prospectus dated April 14, 2015, as supplemented by the final prospectus supplement dated August 19, 2015. The sale of the shares closed on August 24, 2015.

The Underwriting Agreement contains representations, warranties and agreements of the Company, conditions to closing, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions, in each case, that are customary in agreements of this type. The Company did not sell any shares in connection with, or receive any proceeds from, the offering and sale of the Selling Stockholder Shares.

The above description of certain terms and conditions of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1, and is incorporated herein by reference.

In connection with the offering and sale of the Selling Stockholder Shares, the Company is also filing as Exhibits 5 and 23 hereto an opinion of counsel and consent of counsel with respect to the Selling Stockholder Shares. Such opinion and consent is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1	Underwriting Agreement, dated August 19, 2015, by and among the Company, Raymond James & Associates Inc. and CalPERS Corporate Partners, LLC.

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (included in Exhibit 5 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM INC.

Date: August 25, 2015	By:	/s/ Christian Le Brun
		Name:	Christian Le Brun
		Title:	Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1	Underwriting Agreement, dated August 19, 2015, by and among the Company, Raymond James & Associates Inc. and CalPERS Corporate Partners, LLC.

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (included in Exhibit 5 hereto).